                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                             INTEGRAL VISION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Integral Vision, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of Integral Vision, Inc., a Michigan corporation, will be held at the corporate offices, 38700 Grand River Avenue, Farmington Hills, Michigan 48335, on Wednesday, May 24, 2000, at 4:00 p.m. local time for the following purposes, all of which are more completely set forth in the accompanying proxy statement.

     1. To elect five Directors; and

     2. To transact such other business as may properly come before the meeting.

     In accordance with the Bylaws of the Company and a resolution of the Board of Directors, the record date for the meeting has been fixed at March 24, 2000. Only Shareholders of record at the close of business on that date will be entitled to vote at the meeting.

                                          By Order of the Board of Directors

                                          Max A. Coon
                                          Secretary

Farmington Hills, Michigan
April 21, 2000

                             YOUR VOTE IS IMPORTANT

     YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY FORM, INDICATE YOUR CHOICE WITH RESPECT TO THE MATTERS TO BE VOTED UPON, AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                                PROXY STATEMENT

     This statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Integral Vision, Inc. (the Company) for use at the Annual Meeting of Shareholders of the Company to be held on May 24, 2000 at 4:00 p.m., or any adjournments thereof. This Proxy Statement is being mailed on or about April 21, 2000 to all holders of record of common stock of the Company as of the close of business on March 24, 2000.

                             PURPOSE OF THE MEETING

     The purpose of this Annual Meeting of Shareholders shall be to elect Directors and to transact such other business as may properly come before the meeting.

                                     VOTING

     Common Stock with no par value is the only voting stock of the Company. Holders of record at the close of business on March 24, 2000 are entitled to one
(1) vote for each share held. As of March 24, 2000, the Company had 9,024,901 shares outstanding. Holders of stock entitled to vote at the meeting do not have cumulative voting rights with respect to the election of Directors.

     All shares represented by proxies shall be voted "FOR" each of the matters recommended by management unless the Shareholder, or his duly authorized representative, specifies otherwise or unless the proxy is revoked. Any Shareholder who executes the proxy referred to in this statement may revoke it before it is exercised, provided written notice of such revocation is received at the office of the Company in Farmington Hills, Michigan at least twenty-four
(24) hours before the commencement of the meeting, or provided the grantor of the proxy is present at the meeting and, having been recognized by the presiding officer, announces such revocation in open meeting. All Shareholders are encouraged to date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon and return it to the Company.

     Directors are elected by plurality vote, meaning that the five persons receiving the most votes at the meeting, assuming a quorum is present, are elected as directors of the Company. Most corporate governance actions other than elections of directors are approved by a majority of the votes cast. Although state law and the articles of incorporation and bylaws of the Company are silent on the issue, it is the intent of the Company that proxies received which contain abstentions or broker non-votes as to any matter will be included in the calculations as to the presence of a quorum, but will not be counted as votes cast in such matter in the calculation as to the needed majority vote.

                             ELECTION OF DIRECTORS

     It is the intention of the persons named in the proxy to vote for election of the following nominees to the Board of Directors to hold office until the next Annual Meeting or until their successors are elected. In the event any nominee should be unavailable, which is not anticipated, the shares may, in the discretion of the proxy holders, be voted for the election of such persons as the Board of Directors may submit. Directors are elected for a term of one (1) year and until their successors are elected and qualified. Proxies will be voted only to the extent of the number of nominees named. Although the Company's Board of Directors is currently composed of five members, the bylaws of the Company allow for up to nine directors. In the event qualified individuals are identified, up to four additional directors could be appointed at a later date by the Board.

     The following information is furnished concerning the nominees, all of whom have been nominated by the Board of Directors and are presently Directors of the Company.

                                              PRESENT POSITION WITH THE
                                                COMPANY AND PRINCIPAL                           SERVED AS
             NAME                                     OCCUPATION                       AGE    DIRECTOR SINCE
             ----                             -------------------------                ---    --------------
Max A. Coon....................    Secretary and Vice Chairman of the Board of         65          1978
                                   Integral Vision, Inc.; President and Chairman of
                                   the Board of Maxco, Inc.
Charles J. Drake...............    Chairman of the Board and Chief Executive           59          1978
                                   Officer of Integral Vision, Inc.
Stephan Sharf..................    President of SICA Corp, a Michigan based            79          1986
                                   automotive industry consulting firm
Vincent Shunsky................    Treasurer and acting Chief Financial Officer of     51          1978
                                   Integral Vision, Inc.; Director, Treasurer and
                                   Vice President of Finance of Maxco, Inc.
William B. Wallace.............    Senior Managing Director of Equity Partners,        55          1990
                                   Ltd., a Troy, Michigan based private investment
                                   banking firm

     All of the foregoing Directors and nominees have been engaged in the principal occupation specified for the previous five years with the exception of the following:

     Charles J. Drake resigned his position as President of the Company in February 1998. He continues to serve as the Chairman and Chief Executive Officer of the Company as he has since 1978.

     Messrs. Coon, Drake and Shunsky are also Directors of Maxco, Inc., the stock of which is traded on the Nasdaq Stock Market.

     During the period ended December 31, 1999, there were a total of nine meetings of the Board of Directors. Max A. Coon was the only one of the above nominees who attended fewer than 75% of the meetings held during the period.

     The Board of Directors has established a Compensation Committee whose members are Max A. Coon and Vincent Shunsky. The Compensation Committee is responsible for establishing compensation for the Company's Chief Executive Officer, approving executive compensation levels of all other executives and authorizing the levels and timing of bonus payments. In addition, this committee is responsible for administering the Company's Stock Option Plans, including designating the recipients and terms of specific option grants. The Compensation Committee met two times during the period ended December 31, 1999 to grant options on 606,000 shares and to establish compensation criteria and levels. The Audit Committee, whose members are William B. Wallace, Charles J. Drake and Stephan Sharf, met two times in 1999. The Audit Committee is responsible for discussing the scope and timing of independent audit work, selecting independent auditors, discussing problems and experience in completing audit work, reviewing audited financial statements, discussing findings and recommendations of independent auditors, monitoring the system of internal control and overseeing conflict of interest and related party transaction policies. The Company does not have a standing nominating committee.

DIRECTOR COMPENSATION

     Directors who are not officers of the Company receive $200 for each meeting attended. In addition, Messrs. Sharf and Wallace each have consulting agreements with the Company pursuant to which they have agreed to provide consulting services to the Company for so long as they hold office as directors. The Company paid both Mr. Sharf and Mr. Wallace $9,600 for such consulting services during the fiscal year.

                               EXECUTIVE OFFICERS

     The following table sets forth information concerning the Executive Officers of the Company.

                                               PRESENT POSITION WITH THE
                                                 COMPANY AND PRINCIPAL                           SERVED AS
             NAME                                     OCCUPATION                        AGE    OFFICER SINCE
             ----                              -------------------------                ---    -------------
Charles J. Drake...............    Chairman of the Board                                59         1978
                                   And Chief Executive Officer
                                   of Integral Vision, Inc.
Mark R. Doede..................    President and Chief Operating                        42         1989
                                   Officer of Integral Vision, Inc.
Richard R. Current.............    Former Executive Vice President of                   55         1995
                                   Finance and Director of Integral Vision, Inc.
Lyle D. Harbin.................    Former Vice President of Marketing, Welding          66         1985
                                   Products of Integral Vision, Inc.
Arthur D. Harmala..............    Vice President of Marketing,                         56         1995
                                   Vision Products of Integral Vision, Inc.
Max A. Coon....................    Secretary and Vice Chairman of the Board of          65         1978
                                   Integral Vision, Inc.; President and Chairman of
                                   the Board of Maxco, Inc.
Vincent Shunsky................    Treasurer, acting Chief Financial Officer and        51         1978
                                   Director of Integral Vision, Inc.; Treasurer,
                                   Vice President of Finance and Director of Maxco,
                                   Inc.

     All of the foregoing officers of the Company have been engaged in the principal occupations specified above for the previous five years except as stated above and as follows:

     Mark R. Doede was appointed as President and Chief Operating Officer of the Company in February 1998. Prior to that time, Mr. Doede served as Vice President and Chief Operating Officer of the Welding Products Division of the Company since 1996 and served the Company in various other capacities since 1980.

     Richard R. Current joined the Company in May 1995 as its Vice President of Finance. In March 1996, Mr. Current was named a Director of the Company. Mr. Current resigned his positions with the Company effective November 24, 1999.

     Lyle D. Harbin retired from his position with the Company effective April 16, 1999.

                             EXECUTIVE COMPENSATION

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors (the "Committee") consists of Max A. Coon and Vincent Shunsky. Messrs. Coon and Shunsky, although officers of the Company, are also officers and directors of Maxco, Inc., are paid by Maxco, Inc. and receive no compensation from the Company. Mr. Charles J. Drake, the Company's Chief Executive Officer, is a director of Maxco, Inc.

OVERVIEW AND PHILOSOPHY

     The Committee is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

     The objectives of the Company's executive compensation program are to:

     -- Support the achievement of desired Company performance.

     -- Provide compensation that will attract and retain superior talent and reward performance.

     -- Align the executive officers' interests with the success of the Company by placing a portion of pay at risk, with payout dependent upon corporate performance, and through the granting of stock options.

     The executive compensation program provides an overall level of compensation opportunity that is competitive with companies of comparable size and complexity. The Compensation Committee will use its discretion to set executive compensation where, in its judgment, external, internal or an individual's circumstances warrant it.

EXECUTIVE OFFICER COMPENSATION PROGRAM

     The Company's executive officer compensation program is comprised of base salary, long-term incentive compensation in the form of stock options, and various benefits, including medical and deferred compensation plans, generally available to employees of the Company.

BASE SALARY

     Base salary levels for the Company's executive officers are competitively set relative to other comparable companies. In determining salaries the Committee also takes into account individual experience and performance.

STOCK OPTION PROGRAM

     The stock option program is the Company's long-term incentive plan for executive officers and key employees. The objectives of the program are to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and shareholder return, and to enable executives to develop and maintain a significant, long-term stock ownership position in the Company's common stock.

     In June 1999, a stock option plan allowing the issuance of options on up to 500,000 shares of the Company's common stock was approved by the Shareholders. This stock option plan provides for the grant of both options intended to qualify as "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code, as amended, and nonstatutory stock options which do not qualify for such treatment.

     The stock option plan authorizes a committee of directors to award executive and key employee stock options, as well as options to directors and nonemployees who are in a position to materially benefit the Company. Stock options are granted at an option price equal to the fair market value of the Company's common stock on the date of grant, have ten year terms and can have exercise restrictions established by the committee. Awards are made at a level calculated to be competitive with companies of comparable size and complexity.

     A stock option plan authorizing options on 500,000 shares of common stock of the Company on substantially the same terms was approved by the Shareholders in 1995. Shares authorized for issuance under that plan are exhausted, although in the event options granted under that plan lapse, those shares would again become available.

DEFERRED COMPENSATION

     Effective July 1, 1986, the Company adopted a 401(k) Employee Savings Plan. The 401(k) is a "cash or deferred" plan under which employees may elect to contribute a certain portion of their compensation which they would otherwise be eligible to receive in cash. The Company has agreed to make a matching contribution of 20% of the employees' contributions of up to 6% of their compensation. In addition, the Company may make a profit sharing contribution at the discretion of the Board. All full time employees of the Company who have completed six months of service are eligible to participate in the plan. Participants are immediately 100% vested in all contributions. The plan does not contain an established termination date and it is not anticipated that it will be terminated at any time in the foreseeable future.

BENEFITS

     The Company provides medical benefits to the executive officers that are generally available to Company employees. In addition, executive officers may be provided with other benefits, such as life insurance and automobiles. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of salary for any executive officer for fiscal 1999.

CHIEF EXECUTIVE OFFICER

     Charles J. Drake has served as the Company's Chief Executive Officer since 1978. His base salary for the 1999 year was $160,000. No bonus was paid to Mr. Drake for 1999.

     Significant factors in establishing Mr. Drake's compensation were his strategic and overall management direction of the Company and his position and long service to the Company.

     The Committee believes Mr. Drake's compensation is comparable to that of chief executive officers of similar companies.

                                          THE COMPENSATION COMMITTEE

                                          Max A. Coon
                                          Vincent Shunsky

SUMMARY COMPENSATION TABLE

     The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and to the other executive officers whose compensation for the 1999 year exceeded $100,000:

                                                                  ANNUAL                   LONG TERM
                                                               COMPENSATION              COMPENSATION
                                                            ------------------      -----------------------
                                                                                                  ALL OTHER
                   NAME AND                                 SALARY       BONUS      OPTIONS        COMP(1)
              PRINCIPAL POSITION                  YEAR        ($)         ($)         (#)            ($)
              ------------------                  ----      ------       -----      -------       ---------
Charles J. Drake..............................    1999      160,000        0         350,000(2)       500
Chief Executive Officer                           1998      160,000        0               0        7,308(3)
                                                  1997      160,000        0         100,000        7,911(3)
Mark R. Doede.................................    1999      120,000        0         100,000(4)       500
President and                                     1998      115,962        0               0          520
Chief Operating Officer                           1997      105,000        0          15,000          519
Richard R. Current............................    1999      106,154        0               0        1,237
Former Executive Vice President,                  1998      115,000        0               0        1,380
Finance and Operations                            1997      115,000        0          10,000          769
Arthur D. Harmala.............................    1999      101,106        0          30,000(5)     1,176
Vice President of Marketing,                      1998       93,077        0               0        1,117
Vision Products                                   1997       90,000        0          15,000          887

-------------------------
(1) Unless otherwise indicated, compensation in this category represents the Company's 20% match of employee deferrals of currently earned income into the 401(k) Employee Savings Plan.

(2) These options are not exercisable until Integral Vision common stock reaches certain stated levels, as follows:

STOCK PRICE                                                   NUMBER OF SHARES EXERCISABLE
-----------                                                   ----------------------------
  $ 4.....................................................              100,000
  $ 6.....................................................              100,000
  $ 8.....................................................              100,000
  $10.....................................................               50,000

(3) Includes premiums of $6,520 and $5,893 paid by the Company on executive term life insurance in 1998 and 1997, respectively.

(4) 93,896 of these options are not exercisable until December 31, 2000 and the remaining 6,104 may not be exercised until January 2, 2001.

(5) These options are not exercisable until January 2, 2001.

OPTIONS

     The following table summarizes option grants during 1999 to the executive officers named in the Summary Compensation Table above, and the potential realizable value of such options at assumed rates of appreciation.

                           OPTION GRANTS DURING 1999

                                              INDIVIDUAL GRANTS
                                  -----------------------------------------       POTENTIAL REALIZABLE VALUE AT
                                                 % OF TOTAL                       ASSUMED ANNUAL RATES OF STOCK
                                                  OPTIONS                      PRICE APPRECIATION FOR OPTION TERM
                                  OPTIONS        GRANTED TO     EXERCISE OR    -----------------------------------
                                  GRANTED       EMPLOYEES IN    BASE PRICE     EXPIRATION
             NAME                   (#)         FISCAL YEAR       ($/SH)          DATE         5%($)       10%($)
             ----                 -------       ------------    -----------    ----------      -----       ------
Charles J. Drake..............    350,000(1)        57.8%          1.065        10-22-09      249,810     696,286
Mark R. Doede.................    100,000(2)        16.5%          1.065        10-22-09       71,374     198,939
Richard R. Current............          0
Arthur D. Harmala.............     30,000(3)         5.0%          1.065        10-22-09       21,412      59,681

-------------------------
(1) These options are not exercisable until Integral Vision common stock reaches certain stated levels, as follows:

                      STOCK PRICE                        NUMBER OF SHARES EXERCISABLE
                      -----------                        ----------------------------
  $ 4...................................................           100,000
  $ 6...................................................           100,000
  $ 8...................................................           100,000
  $10...................................................            50,000

(2) 93,896 of these options are not exercisable until December 31, 2000 and the remaining 6,104 may not be exercised until January 2, 2001.

(3) These options are not exercisable until January 2, 2001.

                             YEAR END OPTION VALUES

     The following table summarizes the value of the options held by the executive officers named in the Summary Compensation Table above as of December 31, 1999. No options were exercised by such persons during 1999.

                                                                                            VALUE OF
                                                            NUMBER OF                      UNEXERCISED
                                                       UNEXERCISED OPTIONS            IN-THE-MONEY OPTIONS
                                                            AT FY-END                       AT FY-END
                                                    -------------------------       -------------------------
                      NAME                          EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
                      ----                          -------------------------       -------------------------
Charles J. Drake................................         250,000/350,000                      $0/371,000
Mark R. Doede...................................          26,000/100,000                      $0/106,000
Richard R. Current..............................                45,000/0                            $0/0
Arthur D. Harmala...............................           34,000/30,000                       $0/31,800

TRANSACTIONS WITH MANAGEMENT

     Charles J. Drake, the Chairman and CEO of the Company, was indebted to the Company during 1999, with the largest aggregate amount of such indebtedness being $378,115. This debt was incurred by Mr. Drake in order to exercise options to purchase 150,000 shares of the Company's common stock and to satisfy certain personal obligations and is evidenced by promissory notes bearing interest at 9%. At March 31, 2000, the amount of this indebtedness was $386,623.

     Mark R. Doede, the President and COO of the Company, was indebted to the Company during 1999 with the largest aggregate amount of such indebtedness being $243,498. This debt was incurred by Mr. Doede in order to satisfy certain personal obligations and is evidenced by a promissory note bearing interest at 9%. At March 31, 2000, the amount of this indebtedness was $248,977.

COMPLIANCE WITH REPORTING REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers or beneficial owners of over 10% of any class of the Company's equity securities to file certain reports regarding their ownership of the Company's securities or any changes in such ownership. During the year ended December 31, 1999, all of such reports were filed as required.

COMPARATIVE STOCK PERFORMANCE

     The graph below compares the cumulative total shareholder return on the Common Stock of the Company for the last five years with the cumulative total return on the CRSP Total Return Index for the NASDAQ Stock Market (US Companies)(1) and the Dow Jones Industrial Technology Index(2) over the same period, assuming the investment of $100 in the Company's Common Stock, the NASDAQ Index and the Industrial Technology Index on December 31, 1994, and reinvestment of all dividends.
[PERFORMANCE GRAPH]

                                          INTEGRAL VISION,         NASDAQ STOCK            DOW JONES
                                                INC.              MARKET (U.S.)             ADVANCED
                                          ----------------        -------------            INDUSTRIAL
                                                                                           EQUIPMENT
                                                                                           ----------
12/94                                         100.00                  100.00                 100.00
12/95                                          57.27                  141.34                 139.32
12/96                                          40.91                  173.90                 134.56
12/97                                          39.09                  213.07                 141.94
12/98                                           8.18                  300.43                 130.11
12/99                                          15.45                  555.99                 351.04


                                             12/94    12/95    12/96    12/97    12/98    12/99
  Integral Vision, Inc.                      100.00    57.27    40.91    39.09     8.18    15.45
  NASDAQ Stock Market (U.S.)                 100.00   141.34   173.90   213.07   300.43   555.99
  Dow Jones Advanced Industrial Equipment    100.00   139.32   134.56   141.94   130.11   351.04

(1) The CRSP Total Return Index for the NASDAQ Stock Market (US Companies) is composed of all domestic common shares traded on the NASDAQ National Market and the NASDAQ Small-Cap Market.

(2) The Dow Jones Industrial Technology Index is composed of companies whose technology and high-tech products are primarily directed toward industrial production and/or quality control.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of March 31, 2000 regarding the beneficial ownership of the Company's Common Stock by (i) the Principal Shareholder (Maxco, Inc.), (ii) the only other beneficial owners of more than 5% of the Company's outstanding stock that are known to the Company, (iii) each of the Company's Directors, (iv) each of the Company's Executive Officers listed in the Summary Compensation Table, above, and (v) all Officers and Directors of the Company as a group.

                   AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

                                                          SOLE VOTING AND     SHARED VOTING AND
                                                          INVESTMENT POWER    INVESTMENT POWER     PERCENT
                                                          ----------------    -----------------    -------
Maxco, Inc............................................       2,390,605(1)                           26.49%
  1118 Centennial Way
  Lansing, MI 48917
State Street Bank and Trust Company...................       1,000,000(2)                            9.98%
as Trustee of the Textron Master Trust
  One Enterprise Drive
  North Quincy, MA 02171
Charles J. Drake......................................         441,500(3)                            4.71%
Max A. Coon...........................................         259,200(4)                            2.87%
Richard R. Current....................................           1,000              3,000               *
Mark R. Doede.........................................          55,136(5)                               *
Lyle D. Harbin........................................             180                                  *
Arthur D. Harmala.....................................          34,000(6)            2000               *
Stephan Sharf.........................................                              6,000               *
Vincent Shunsky.......................................          21,183(4)           2,000               *
William B. Wallace....................................          26,000(7)           3,000               *
All Directors and Officers............................         838,199(8)          16,000            8.99%
as a Group (9 persons)

-------------------------
 *  Beneficial ownership does not exceed 1%.

(1) Includes Warrants for the purchase of 150,000 shares of Integral Vision
    Stock.

(2) Represents warrants for the purchase of Common Stock.

(3) Includes 350,000 shares on which Mr. Drake holds options which he is eligible to exercise.

(4) Does not include shares of the Company held by Maxco, Inc., of which Mr. Coon is the President and Chairman of the Board and the owner of 27.1% of its common stock, or shares of the Company held by the Maxco, Inc. Employee Profit Sharing Plan of which Messrs. Coon and Shunsky are trustees.

(5) Includes 26,000 shares on which Mr. Doede holds options which he is eligible to exercise.

(6) Includes 34,000 shares on which Mr. Harmala holds options which he is eligible to exercise.

(7) Includes 7,000 shares on which Mr. Wallace holds options which he is eligible to exercise.

(8) Includes 417,000 shares on which four officers or directors hold options which they are eligible to exercise.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Effective December 15, 1999, the board of directors of the Company, based on the recommendation of the Audit Committee, determined that the firm of Ernst & Young LLP (E&Y) would not be reappointed, and approved the engagement of Moore Stephens Doeren Mayhew as its independent auditors for the year ended December 31, 1999. A representative of Moore Stephens Doeren Mayhew is expected to be present at the

Annual Meeting of Shareholders, will be available to respond to appropriate questions, and will have the opportunity to make a statement if he desires to do so.

     The reports of E&Y on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except the reports of E&Y with respect to those financial statements were modified for going-concern uncertainty.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1998, and in the subsequent interim period, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in its report.

     The Company periodically evaluates its external audit requirements. The Audit Committee of the Board of Directors will make a decision as to the selection of external auditors for the year ending December 31, 2000 based on cost, response time and quality of services available.

                             SHAREHOLDER PROPOSALS

     Any proposals which Shareholders of the Company intend to present at the next annual meeting of the Company must be received at the Company by December 20, 2000, for inclusion in the Company's proxy statement and proxy form for that meeting. Where a Shareholder making a proposal does not choose to seek to have such proposal included in the Company's proxy materials, such proposal will not be considered timely for submission at the next Annual Meeting unless it is received by the Company by March 5, 2001, and in such case, the Company's proxy will provide the management proxies with discretionary authority to vote on such proposal without any discussion of the matter in the proxy statement. Proposals should be directed to the attention of Investor Relations at the offices of the Company, 38700 Grand River Avenue, Farmington Hills, Michigan 48335.

                                 OTHER BUSINESS

     The management knows of no other matters that will come before the meeting. However, if other matters do come before the meeting, the proxy holders will vote in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by use of the mails, officers and regular employees of the Company may solicit proxies by telephone or in person.

                                          By Order of the Board of Directors

                                          Max A. Coon
                                          Secretary

                              INTEGRAL VISION, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 24, 2000.

The undersigned hereby constitutes and appoints Max A. Coon and Charles J. Drake, and each or any of them, attorney and proxy for and in the names and stead of the undersigned, to vote all stock of Integral Vision, Inc. (Integral Vision) on all matters unless the contrary is indicated herein at the Annual Meeting of Shareholders to be held at the corporate offices, 38700 Grand River Avenue, Farmington Hills, Michigan on May 24, 2000, at 4:00 p.m. local time or at any adjournments thereof, according to the number of votes that the undersigned could vote if personally present at said meeting. The undersigned directs that this proxy be voted as follows on the reverse side.

This proxy, when properly executed will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this proxy will be voted FOR Proposal 1.

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PLEASE MARK, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED
ENVELOPE.
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Please sign exactly as your name(s) appear(s) on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
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HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

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



1. ELECTION OF DIRECTORS          FOR ALL          WITH-          FOR ALL
                                  NOMINEES         HOLD           EXCEPT

    M. Coon      V. Shunsky       --------         -----          -------
    C. Drake     W. Wallace
    S. Sharf


    INSTRUCTION: To WITHHOLD AUTHORITY to vote for any individual nominee, mark the "For All Except" box and strike a line through the Name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


2. In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting.

    Mark box at right if an address change or comment has been noted on the reverse side of this card.



RECORD DATE SHARES:

Please be sure to sign and date this Proxy. DATED:                , 2000
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Shareholder sign here                     Co-owner sign here